UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 1, 2011

COOPER TIRE & RUBBER COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-04329	344297750
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio	45840
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(419) 423-1321

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 1, 2011, Cooper Tire & Rubber Company (Barbados) Ltd. (“Cooper”) and CTB (Barbados) Investment Co. Ltd. (“CTB”), both wholly-owned subsidiaries of Cooper Tire & Rubber Company (the “Company”), entered into a share purchase agreement (the “Purchase Agreement”) with Kenda Global Investment Corporation (“Kenda”).  Pursuant to the Purchase Agreement, Cooper agreed to purchase, and Kenda agreed to sell, Kenda’s 50% ownership interest in Cooper Kenda Global Holding Co. Ltd. (the “JV”).  Cooper’s 50% ownership interest, together with the 50% ownership interest held by CTB, will increase the Company’s total indirect ownership interest in the JV to 100%.  The JV wholly-owns Cooper Kenda Tire (Kunshan) Co., Ltd. (“CKT”), the Company’s affiliated Asian operations.  CKT’s operations are fully consolidated into the Company’s financial statements.  The Company expects that CKT will be renamed Cooper Kunshan Tire.

The aggregate purchase price to be paid by Cooper is $116,500,000.  The closing of the transaction is subject to the satisfaction or waiver of customary closing conditions.  As of March 1, 2011, CKT has three outstanding loans in the aggregate amount of $27.5 million that are partially guaranteed by Kenda Rubber Industrial Co., Ltd. (“Kenda Rubber”).  Pursuant to the terms of the Purchase Agreement, following the closing, Cooper is required to assist Kenda Rubber in terminating Kenda Rubber’s guarantees of these loans.  In the event that any of these guarantees can not be terminated, Cooper is required to repay the outstanding loans.  If any of the loans are repaid, it is anticipated that CKT will refinance the loans, however, there can be no assurance that new financing will be available, or, if available, that it can be obtained on commercially acceptable terms.

The above description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement attached as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On March 2, 2011, the Company issued a press release announcing the increase in the Company’s ownership of CKT.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Exhibit Description

10.1	Share Purchase Agreement, dated March 1, 2011, by and between Cooper Tire & Rubber Company (Barbados) Ltd, CTB (Barbados) Investment Co. Ltd. and Kenda Global Investment Corporation

99.1	Press Release, dated March 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

By:	/s/ Jack Jay McCracken
Name: Jack Jay McCracken
Title: Assistant Secretary

Date:  March 2, 2011

Exhibit Index

Exhibit
Number	Exhibit Description

10.1	Share Purchase Agreement, dated March 1, 2011, by and between Cooper Tire & Rubber Company (Barbados) Ltd, CTB (Barbados) Investment Co. Ltd. and Kenda Global Investment Corporation

99.1	Press Release, dated March 2, 2011